SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2003

PANAMERICAN BANCORP

(Exact name of registrant as specified in its charter)

Delaware	0-22911	65-032364

(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3475 Sheridan Street, Hollywood, Florida 33021

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (954) 985-3900

(Former name or former address, if changed since last report)

     ITEM 5. Other Events. The Company has not obtained a review of the interim financial statements for the period ending September 30, 2002 by an independent accountant using professional review standards and procedures, although that review is required by Form 10-QSB. The Company intends to engage independent accountants to engage in an appropriate review.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANAMERICAN BANCORP

By: /s/ MICHAEL E. GOLDEN

Its: President and Chief Executive Officer
Dated: March 14, 2002

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